Form 10-K, Exhibit 13
period 2004-06-30
ME PORTFOLIO MANAGEMENT LTD SMHL GLOBAL FUND NUMBER 5
filed 2004-09-27
CIK 1286876

EXHIBIT 13.1  AGGREGATE TOTALS FOR THE PERIOD NOVEMBER 25, 2003 TO JUNE 30, 2004

                             SMHL GLOBAL FUND NO. 5


For Period: 21 November 2003 to 30 June 2004

-----------------------------------------------------------------------------------------------------------------------------------
                               Beginning                                                                           Ending
            Original            Period              Principal            Interest            Total                 Period
Class       Balance          Invested Amount        Distribution       Distribution       Distribution         Invested Amount
-----------------------------------------------------------------------------------------------------------------------------------

A     USD 750,000,000.00   USD 750,000,000.00   USD 132,411,697.82   USD 4,647,182.68   USD 137,058,880.50   USD 617,588,302.18
B      AUD 20,700,000.00    AUD 20,700,000.00             AUD 0.00     AUD 614,638.92       AUD 614,638.92    AUD 20,700,000.00

         Outstanding
          Principal
            Balance
     ------------------

     USD 617,588,302.18
      AUD 20,700,000.00
------------------------------------------------------------------------------------------------------------------------------------

                Bond         Current Pass
Class          Factor        Through Rates*
-----       ------------    --------------
A           $0.823451070         1.35000%      * Based on a LIBOR of:  1.13000%
B           $1.000000000         5.95290%     * Based on a BBSW of:    5.54330%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AMOUNTS PER $1,000 UNIT
-----------------------                                                                                            Ending
                            Principal                      Interest                       Total                    Period
Class                      Distribution                  Distribution                 Distribution                 Balance
-----                  ----------------                --------------              ---------------           -----------------

A                      USD 176.54893042                USD 6.19624357              USD 182.74517400           USD 823.45106958

B                         AUD 0.0000000                AUD 29.6927014                AUD 29.6927014          AUD 1,000.0000000
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Period Principal            Scheduled                                               Insurance
Distribution                Principal       Prepayments          Liquidations       Proceeds             Total
----------------      ----------------   ------------------     --------------  ---------------    ------------------

Class A               USD 8,723,335.13   USD 123,688,362.69     USD       0.00         USD 0.00    USD 132,411,697.82
Per $1000 unit         USD 11.63111350     USD 164.91781692     USD 0.00000000   USD 0.00000000      USD 176.54893042


Class B                  AUD 0.0000000        AUD 0.0000000      AUD 0.0000000    AUD 0.0000000         AUD 0.0000000
Per $1000 unit           AUD 0.0000000         AUD 0.0000000     AUD 0.0000000    AUD 0.0000000         AUD 0.0000000
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Collateral Distributions                 Current Period          Since Inception       Current Period           Since Inception
-----------------------------------     --------------------   --------------------  -------------------      ------------------

Beginning Collateral Balance            AUD 1,084,529,787.23   AUD 1,084,529,787.23   USD 764,593,500.00      USD 764,593,500.00
-Scheduled Principal Payments                  12,373,525.00          12,373,525.00         8,723,335.13            8,723,335.13
-Unscheduled Principal Payments               199,334,288.21         199,334,288.21       140,530,673.18          140,530,673.18
+Principal Redraws                             23,889,802.12          23,889,802.12        16,842,310.49           16,842,310.49
-Insurance Proceeds                                     0.00                   0.00                 0.00                    0.00
-Liquidation Proceeds                                   0.00                   0.00                 0.00                    0.00
-Realized Losses from Liquidations                      0.00                   0.00                 0.00                    0.00

Ending Collateral Balance                 AUD 896,711,776.14     AUD 896,711,776.14   USD 632,181,802.18      USD 632,181,802.18
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Outstanding Mortgage Information                     Period          Since Inception            Period            Since Inception
--------------------------------------------   ------------------  ---------------------    ------------------   ----------------

Outstanding Principal Balance - Fixed rate
   housing loans                               AUD 225,482,785.62     AUD 205,588,247.85    USD 158,965,363.86   USD 144,939,714.73
Outstanding Principal Balance -Variable rate
   housing loans                               AUD 671,228,990.52     AUD 878,941,539.39    USD 473,216,438.32   USD 619,653,785.27


Total Outstanding Principal Balance            AUD 896,711,776.14   AUD 1,084,529,787.23    USD 632,181,802.18   USD 764,593,500.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Period Interest Collections Waterfall                                                                  AUD                USD
---------------------------------------------------                                          ------------------  ------------------

Interest Collections
Gross Interest Income Received from Mortgages                                                AUD 30,451,095.48   USD 21,468,022.31
Payments from / (to) Fixed / Floating Swap Provider                                                (447,566.42)        (315,534.33)
Payments from / (to) Currency Swap Provider                                                     (21,283,118.94)     (15,004,598.85)
Interest Income received from Cash holdings                                                         995,799.98          702,038.98
Principal Draws                                                                                           0.00                0.00
Liquidity Facility Draws                                                                                  0.00                0.00

Net proceeds available for Interest Waterfall                                                 AUD 9,716,210.10    USD 6,849,928.12

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Distribution of Interest Collections
------------------------------------

Trustee's fee and Expenses                                                                    AUD 2,366,749.06    USD 1,668,558.09
Interest Carryforward paid to A                                                                           0.00                0.00
Current Interest due to A                                                                        27,874,867.42       19,651,781.53
Payments from swap provider due to A                                                            (21,283,118.94)     (15,004,598.85)
Interest Carryforward paid to Class B                                                                     0.00                0.00
Current Interest due to Class B                                                                     614,638.92          433,320.44
Other                                                                                                 7,413.66            5,226.63
Deposit into Cash Collateral Account                                                                      0.00                0.00
Reimbursement of Principal Draws                                                                          0.00                0.00

Total Distributions of Interest Collections                                                   AUD 9,580,550.12    USD 6,754,287.84


Outstanding Deferred Management Fees                                                            AUD 135,659.98       USD 95,640.28
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Period Principal Collections Waterfall                    Period        Since Inception           Period           Since Inception
----------------------------------------------   --------------------  -------------------  ------------------   ------------------

Principal Collections
Principal Collections from outstanding
  mortgage loans                                  AUD 211,707,813.21   AUD 211,707,813.21   USD 149,254,008.31   USD 149,254,008.31
Principal Redraws from outstanding
  mortgage loans                                      (23,889,802.12)      (23,889,802.12)      (16,842,310.49)      (16,842,310.49)
Recoveries from previously charged off
   mortgage loans                                               0.00                 0.00                 0.00                 0.00
Other                                                           0.00                 0.00                 0.00                 0.00
Less:  Principal Draws for Interest Waterfall                   0.00                 0.00                 0.00                 0.00
Plus:  Reimbursement of Principal Draws from
  Interest Waterfall                                            0.00                 0.00                 0.00                 0.00

Net proceeds available for Principal Waterfall    AUD 187,818,011.09   AUD 187,818,011.09   USD 132,411,697.82   USD 132,411,697.82
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Outstanding Shortfalls and Chargeoffs                                             Period               Period
-------------------------------------                                           ---------            ----------

Principal Draws for Interest Waterfall                                           AUD 0.00             USD 0.00
Class A Interest Shortfall                                                           0.00                 0.00
Accrued Interest on Class A Interest Shortfall                                       0.00                 0.00
Class B Interest Shortfall                                                           0.00                 0.00
Accrued Interest on Class B Interest Shortfall                                       0.00                 0.00
Class A Charge Offs                                                                  0.00                 0.00
Class A Carry Over Charge Offs                                                       0.00                 0.00
Class B Charge Offs                                                                  0.00                 0.00
Class B Carry Over Chrage Offs                                                       0.00                 0.00
Redraw Charge Offs                                                                   0.00                 0.00
Redraw Carry Over Charge Offs                                                        0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Realized Loss Information                                         Period        Since Inception      Period       Since Inception
-----------------------------------------                         ------        ---------------      ------       ---------------

Realized Loss on Class A Bonds before
   Mortgage insurance                                             AUD 0.00         AUD 0.00         USD 0.00          USD 0.00
Realized Loss on Class B Bonds before
  Mortgage insurance                                              AUD 0.00         AUD 0.00         USD 0.00          USD 0.00
Realized Loss on Redraw Funding
   Facility before Mortgage insurance                             AUD 0.00         AUD 0.00         USD 0.00          USD 0.00


Realized Loss on Class A Bonds after
   Mortgage insurance                                             AUD 0.00         AUD 0.00         USD 0.00          USD 0.00
Realized Loss on Class B Bonds after
   Mortgage insurance                                             AUD 0.00         AUD 0.00         USD 0.00          USD 0.00
Realized Loss on Redraw Funding Facility
   after Mortgage insurance                                       AUD 0.00         AUD 0.00         USD 0.00          USD 0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Cash Collateral Account                                                                       AUD                         USD
------------------------------------------------------------------------------------------------------------------------------

Beginning Cash Collateral Account Balance                                        AUD 2,711,325.00            USD 1,911,484.13
+ Interest Earned on Cash Collateral Account                                             3,885.00                    2,738.93
+ Deposit from Interest Collections Waterfall                                                0.00                        0.00
-Current Period's Cash Collateral Account Draws                                              0.00                        0.00
-Current Period's Release to cash collateral provider                                    3,885.00                    2,738.93

Ending Cash Collateral Account Balance                                           AUD 2,711,325.00            USD 1,911,484.13

Required Cash Collateral Account Balance                                         AUD 2,241,779.44            USD 1,580,454.51
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Delinquency Information                         # of Loans    Percentage of Pool       Loan Balance          % of Pool
------------------------------------------      ----------    ------------------       ------------          ---------
31-60 Days                                          18              0.15%              3,447,679.29            0.38%
61-90 Days                                           3              0.03%                536,221.52            0.06%
90+ Days (excluding Loans in Foreclosures)           2              0.02%                275,217.39            0.03%
Loans in Foreclosure                                 0              0.00%                      -               0.00%


Total                                               23              0.19%              4,259,118.20            0.47%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Information                       Three Month CPR              Life
----------------------                       ---------------             ------

                                                   30.80%                30.95%
--------------------------------------------------------------------------------