Form 10-K, Exhibit 13
period 2005-06-30
ME PORTFOLIO MANAGEMENT LTD SMHL GLOBAL FUND NUMBER 5
filed 2005-09-12
CIK 1286876

EXHIBIT 13.1

                             SMHL GLOBAL FUND NO. 5

For Period: 1 July 2004 to 30 June 2005

------------------------------------------------------------------------------------------------------------------------------------
                                Beginning                                                                         Ending
             Original             Period             Principal          Interest             Total                 Period
Class        Balance         Invested Amount       Distribution        Distribution        Distribution        Invested Amount
----- ------------------   ------------------   ------------------   -----------------   ------------------  -------------------
A     USD 750,000,000.00   USD 617,588,302.18   USD 214,686,521.45   USD 11,287,041.24   USD 225,973,562.69   USD 402,901,780.73
B      AUD 20,700,000.00    AUD 20,700,000.00             AUD 0.00    AUD 1,308,126.58     AUD 1,308,126.58    AUD 20,700,000.00


        -------------------
           Outstanding
            Principal
             Balance
        -------------------

         USD 402,901,780.73
          AUD 20,700,000.00
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            Bond        Current Pass
Class      Factor      Through Rates*
-----   ------------   -------------
A       $0.537202374       2.99000%     * Based on a LIBOR of:          2.77000%
B       $1.000000000       5.97460%     * Based on a BBSW of:           5.56500%
--------------------------------------------------------------------------------



AMOUNTS PER $1,000 UNIT
--------------------------------------------------------------------------------
                                                                  Ending
           Principal         Interest           Total             Period
Class    Distribution      Distribution      Distribution         Balance
----- ----------------   ---------------   ----------------   -----------------
A     USD 286.24869526   USD 18.27599584   USD 304.52469109    USD 537.20237432
B        AUD 0.0000000    AUD 63.1945205     AUD 63.1945205   AUD 1,000.0000000
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Period Principal       Scheduled                                                                    Insurance
Distribution          Principal         Prepayments          Liquidations        Proceeds            Total
---------------- -----------------   ------------------    ---------------   --------------    -------------------

Class A          USD 13,246,609.68   USD 201,439,911.77           USD 0.00         USD 0.00    USD 214,686,521.44
Per $1000 unit     USD 17.66214624     USD 268.58654902     USD 0.00000000   USD 0.00000000      USD 286.24869526

Class B              AUD 0.0000000        AUD 0.0000000      AUD 0.0000000    AUD 0.0000000         AUD 0.0000000
Per $1000 unit       AUD 0.0000000        AUD 0.0000000      AUD 0.0000000    AUD 0.0000000         AUD 0.0000000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Collateral Distributions                     Current Period         Since Inception         Current Period         Since Inception
------------------------                    ------------------    --------------------   -------------------    ------------------

Beginning Collateral Balance                AUD 896,711,776.14    AUD 1,084,529,787.23    USD 632,181,802.18    USD 764,593,500.00
-Scheduled Principal Payments                    18,789,517.27           31,081,755.94         13,246,609.68         21,912,637.94
-Unscheduled Principal Payments                 300,049,020.47          499,464,595.01        211,534,559.43        352,122,539.48
+Principal Redraws                               14,318,649.17           38,208,451.29         10,094,647.66         26,936,958.16
-Insurance Proceeds                                       0.00                    0.00                  0.00                  0.00
-Liquidation Proceeds                                     0.00                    0.00                  0.00                  0.00
-Realized Losses from Liquidations                        0.00                    0.00                  0.00                  0.00


Ending Collateral Balance                   AUD 592,191,887.57      AUD 592,191,887.57    USD 417,495,280.74    USD 417,495,280.74
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Outstanding Mortgage Information                       Period            Since Inception          Period         Since Inception
---------------------------------------------    ------------------   --------------------   ------------------  ---------------

Outstanding Principal Balance - Fixed rate
   housing loans                                 AUD 156,784,524.28     AUD 205,588,247.85   USD 110,533,089.62  USD 144,939,714.73
Outstanding Principal Balance - Variable rate
   housing loans                                 AUD 435,407,363.29     AUD 878,941,539.39   USD 306,962,191.12  USD 619,653,785.27

Total Outstanding Principal Balance              AUD 592,191,887.57   AUD 1,084,529,787.23   USD 417,495,280.74  USD 764,593,500.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Period Interest Collections Waterfall                                                    AUD                           USD
---------------------------------------------------                               ------------------            ------------------

Interest Collections
Gross Interest Income Received from Mortgages                                     AUD 50,603,823.37             USD 35,675,695.48
Payments from / (to) Fixed / Floating Swap Provider                                   (2,287,437.85)                (1,612,643.68)
Payments from / (to) Currency Swap Provider                                          (27,998,304.97)               (19,738,805.00)
Interest Income received from Cash holdings                                            1,393,451.92                    982,383.60
Principal Draws                                                                                0.00                          0.00
Liquidity Facility Draws                                                                       0.00                          0.00
Net proceeds available for Interest Waterfall                                     AUD 21,711,532.48             USD 15,306,630.40
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST COLLECTIONS

Trustee's fee and Expenses                                                         AUD 4,226,581.88              USD 2,979,740.23
Interest Carryforward paid to A                                                                0.00                          0.00
Current Interest due to A                                                             44,008,292.54                 31,025,846.24
Payments from swap provider due to A                                                 (27,998,304.97)               (19,738,805.00)
Interest Carryforward paid to Class B                                                          0.00                          0.00
Current Interest due to Class B                                                        1,308,126.58                    922,229.24
Other                                                                                     15,093.47                     10,640.90
Deposit into Cash Collateral Account                                                           0.00                          0.00
Reimbursement of Principal Draws                                                               0.00                          0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions of Interest Collections                                       AUD 21,559,789.50             USD 15,199,651.60
-----------------------------------------------------------------------------------------------------------------------------------

Outstanding Deferred Management Fees                                                AUD 151,742.98                 USD 106,978.80
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Period Principal Collections Waterfall                  Period            Since Inception          Period          Since Inception
----------------------------------------------    -------------------  -------------------  ------------------  -------------------

Principal Collections
Principal Collections from outstanding
   mortgage loans                                 AUD 318,838,537.74   AUD 530,546,350.95   USD 224,781,169.11   USD 374,035,177.42
Principal Redraws from outstanding
   mortgage loans                                     (14,318,649.17)      (38,208,451.29)      (10,094,647.66)      (26,936,958.16)
Recoveries from previously charged off
   mortgage loans                                               0.00                 0.00                 0.00                 0.00
Other                                                           0.00                 0.00                 0.00                 0.00
Less:  Principal Draws for Interest Waterfall                   0.00                 0.00                 0.00                 0.00
Plus:  Reimbursement of Principal Draws from
   Interest Waterfall                                           0.00                 0.00                 0.00                 0.00


Net proceeds available for Principal Waterfall    AUD 304,519,888.57   AUD 492,337,899.66   USD 214,686,521.44   USD 347,098,219.26
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Outstanding Shortfalls and Chargeoffs                        Period              Period
----------------------------------------------              --------            ---------

Principal Draws for Interest Waterfall                      AUD 0.00             USD 0.00
Class A Interest Shortfall                                      0.00                 0.00
Accrued Interest on Class A Interest Shortfall                  0.00                 0.00
Class B Interest Shortfall                                      0.00                 0.00
Accrued Interest on Class B Interest Shortfall                  0.00                 0.00
Class A Charge Offs                                             0.00                 0.00
Class A Carry Over Charge Offs                                  0.00                 0.00
Class B Charge Offs                                             0.00                 0.00
Class B Carry Over Chrage Offs                                  0.00                 0.00
Redraw Charge Offs                                              0.00                 0.00
Redraw Carry Over Charge Offs                                   0.00                 0.00
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Realized Loss Information                                   Period           Since Inception          Period        Since Inception
-------------------------------------------------------    ---------         ---------------         ---------      ---------------

Realized Loss on Class A Bonds before
   Mortgage insurance                                       AUD 0.00             AUD 0.00             USD 0.00             USD 0.00
Realized Loss on Class B Bonds before
   Mortgage insurance                                       AUD 0.00             AUD 0.00             USD 0.00             USD 0.00
Realized Loss on Redraw Funding Facility before
   Mortgage insurance                                       AUD 0.00             AUD 0.00             USD 0.00             USD 0.00
------------------------------------------------------------------------------------------------------------------------------------

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
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cash Collateral Account                                                        AUD                                        USD
-----------------------------------------------------                    ----------------                          -----------------

Beginning Cash Collateral Account Balance                                AUD 2,711,325.00                          USD 1,911,484.13
+ Interest Earned on Cash Collateral Account                                   166,926.95                                117,683.50
+ Deposit from Interest Collections Waterfall                                        0.00                                      0.00
-Current Period's Cash Collateral Account Draws                              1,076,411.57                                758,870.16
-Current Period's Release to cash collateral provider                          166,926.95                                117,683.50


Ending Cash Collateral Account Balance                                   AUD 1,634,913.43                          USD 1,152,613.97

Required Cash Collateral Account Balance                                 AUD 1,480,479.72                          USD 1,043,738.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Delinquency Information                                   # of Loans       Percentage of Pool      Loan Balance         % of Pool
------------------------------------------                ----------       ------------------      ------------         ---------

31-60 Days                                                     8                 0.17%             1,573,658.59            0.27%
61-90 Days                                                     4                 0.08%               660,348.31            0.11%
90+ Days (excluding Loans in Foreclosures)                     1                 0.02%               280,405.77            0.05%
Loans in Foreclosure                                           0                 0.00%                     --              0.00%


Total                                                         13                 0.27%            2,514,412.67             0.42%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Information            Three Month CPR                   Life
----------------------            ---------------                  ------
                                        31.07%                     31.88%

--------------------------------------------------------------------------------